October 20, 2021 Q3 Earnings Conference Call

2 Legal Disclaimers Forward-Looking Statements: This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, the economy generally and the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and others, on our business, financial condition and results of operations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward- looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, consumer or business responses to, and ability to treat or prevent further outbreak of, the COVID-19 pandemic, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of September 30, 2021 unless otherwise noted.

Steven G. Bradshaw Chief Executive Officer

NET INCOME Q3 Summary 4 Noteworthy Items Impacting Profitability • Strong performance from our fee-based businesses, with another record earnings quarter from our Wealth Management team • Net interest income continues to be stable • $31 million gain from the sale of an alternative investment • $23 million negative provision for credit losses • Expense management remains excellent ($Million, Exc. EPS) Q3 2021 Q2 2021 Q3 2020 Net Income $188.3 $166.4 $154.0 Diluted EPS $2.74 $2.40 $2.19 Net Income Before Taxes $241.8 $215.6 $204.6 Provision for Credit Losses $(23.0) $(35.0) $— Pre-Provision Net Revenue* $219.4 $179.9 $204.6 *Non-GAAP measure $0.8 $0.92 Attributable to Shareholders Per Share (Diluted) $154.0 $154.2 $146.1 $166.4 $188.3 $2.19 $2.21 $2.10 $2.40 $2.74 3Q20 4Q20 1Q21 2Q21 3Q21

Additional details 5 ($Billion) Q3 2021 Quarterly Growth Year over Year Growth Period-End Loans $20.3 (5.0)% (14.5)% Average Loans $20.8 (5.9)% (13.5)% Period-End Deposits $38.5 2.9% 10.2% Average Deposits $37.8 0.9% 9.2% Fiduciary Assets $60.5 3.1% 23.7% Assets Under Management or in Custody $98.8 2.3% 19.9% ◦ PPP forgiveness accounts for $586 million of $1.1 billion reduction in loan balances ◦ Average deposits continue to grow, although the pace has moderated ◦ Assets under management or in custody and fiduciary assets both increased this quarter; impact of YTD new business acquisition and favorable equity markets

Stacy Kymes Chief Operating Officer

Loan Portfolio 7 ($Million) Sept. 30, 2021 June 30, 2021 Sept. 30, 2020 SEQ. LOAN GROWTH YOY LOAN GROWTH Energy $2,814.1 $3,011.3 $3,717.1 (6.6)% (24.3)% Services 3,323.4 3,389.8 3,545.8 (2.0)% (6.3)% Healthcare 3,347.6 3,381.3 3,325.8 (1.0)% 0.7% General business 2,690.0 2,690.6 2,977.0 —% (9.6)% Total C&I $12,175.1 $12,472.9 $13,565.7 (2.4)% (10.3)% Commercial Real Estate 4,116.9 4,247.0 4,693.7 (3.1)% (12.3)% Loans to Individuals 3,519.9 3,575.0 3,446.6 (1.5)% 2.1% Core Loans $19,811.9 $20,294.9 $21,706.0 (2.4)% (8.7)% Paycheck Protection Program 536.1 1,121.6 2,097.3 (52.2)% (74.4)% Total Loans $20,347.9 $21,416.4 $23,803.3 (5.0)% (14.5)% LOANS OVERVIEW • Energy balances declined at a similar pace as previous periods, with positive trends in the number of new deals booked • Modest decreases seen in Services and Healthcare • Core C&I stabilizing despite lowest utilization levels looking back to Q1 2015 • Commercial real estate pressure as clients refinance to permanent market as threat of rate hikes increases • Approximately half of remaining PPP loans forgiven QoQ

Key Credit Quality Metrics 8 NET CHARGE-OFFS TO AVERAGE LOANS Energy Healthcare Commercial Real Estate Residential & Other QUALITY METRICS OVERVIEW • Total non-accrual loans down $37.7 million • A decrease of $24.8 million in Energy non-accruals • Potential problem loans (substandard, accruing) totaled $333 million at 9/30, compared to $384 million at 6/30 • Net charge-offs fell almost 50% to 16 basis points excluding PPP loans, remaining below historical averages • Last four quarter average net charge-offs at 26 basis points excluding PPP loans continues to be at or below historic range of 30 to 40 basis points • Appropriately reserved with an ALLL excluding PPP loans of 1.40% and combined allowance of 1.54% including unfunded commitments excluding PPP loans ANNUALIZED, NET OF PPP ($Million) NON-ACCRUALS 0.41% 0.31% 0.28% 0.30% 0.16% 3Q20 4Q20 1Q21 2Q21 3Q21 —% 0.20% 0.40% 0.60% $221.2 $234.7 $216.0 $179.6 $141.9 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $50 $100 $150 $200 $250 $300

($Million) Q3 2021 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage & Trading $47.9 63.0% (31.1)% (13.6)% Transaction Card 24.6 (1.2)% 5.0% 1.3% Fiduciary & Asset Management 45.2 0.9% 13.3% 3.2% Deposit Service Charges & Fees 27.4 6.1% 12.9% 3.2% Mortgage Banking 26.3 23.9% (49.4)% (17.2)% Other Revenue 18.9 (18.5)% 37.9% 7.7% Total Fees & Commissions $190.4 12.4% (14.6)% (4.4)% Fees & Commissions 9 BROKERAGE & TRADING • Product focus shift and client base expansion in Institutional Trading; strong Energy derivatives, solid Investment Banking activity FIDUCIARY & ASSET MANAGEMENT • Strong sales and favorable asset markets TRANSACTION CARD • Slight decrease in fees linked quarter, as Q2 levels were elevated by stimulus-driven spending SERVICE CHARGES • Lower rates and increased debit card revenue MORTGAGE BANKING • Q2 revenues were lower from a decline in the committed pipeline; Q3 committed pipeline stable with slight decline in originations and GOS margins in the secondary market OTHER REVENUE • Linked quarter decline due to sale of revenue producing repossessed oil and gas properties GROWTHREVENUE

Steven Nell Chief Financial Officer

Yields, Rate & Margin 11 ($Million) Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2020 Net Interest Revenue $280.2 $280.3 $280.4 $297.2 $271.8 Net Interest Margin 2.66% 2.60% 2.62% 2.72% 2.81% Yield on Available for Sale Securities 1.80% 1.85% 1.84% 1.98% 2.11% Yield on Loans 3.68% 3.54% 3.55% 3.68% 3.60% Cost of Interest-bearing Deposits 0.13% 0.14% 0.17% 0.19% 0.26% Cost of Wholesale Borrowings 0.51% 0.51% 0.50% 0.54% 0.51% NET INTEREST REVENUE • Net interest revenue largely unchanged over the past 3 quarters, with PPP fee recognition averaging $11.7 million per quarter NET INTEREST MARGIN • The 5 basis point increase in net interest margin was due primarily to the large linked quarter decline in average PPP loan balances; excluding PPP impact, normalized margin for both quarters would be 2.58%

Expenses 12 ($Million) Q3 2021 Q2 2021 Q3 2020 %Incr. Seq. %Incr. YOY Personnel expense $175.9 $172.0 $179.9 2.2% (2.2)% Other operating expense $115.4 $119.1 $117.2 (3.1)% (1.5)% Total operating expense $291.3 $291.2 $297.0 —% (1.9)% Efficiency Ratio 61.23% 64.20% 59.57% EXPENSES OVERVIEW • Quarterly personnel expense increased slightly due to increased incentive compensation expense related to strong revenue growth; offset by seasonal reductions in payroll tax expense • Quarterly non-personnel expense down largely due to decreased mortgage banking costs and repossession expense • Linked quarter increase in Wealth revenues & Mortgage fees, while holding expenses flat drive the improved efficiency ratio - note: ratio does not include the benefit from the alternative investment gain, nor the sub debt redemption cost

Liquidity & Capital 13 Q3 2021 Q2 2021 Q3 2020 Loan to Deposit Ratio 52.8% 57.2% 68.1% Period End Deposits $38.5 billion $37.4 billion $35.0 billion Available secured wholesale borrowing capacity $13.7 billion $13.1 billion $11.5 billion Q3 2021 Q2 2021 Q3 2020 Common Equity Tier 1 12.3% 12.0% 12.1% Total Capital Ratio 13.4% 13.6% 14.1% Tangible Common Equity Ratio 9.3% 9.1% 9.0% ◦ Deposit growth continues to be strong ◦ Nearly $14 billion of secured wholesale borrowing capacity ◦ CET1 and Total Capital are 580 bps and 340 bps above well-capitalized, respectively ◦ Repurchased 478,141 shares at an average price of $85.00 per share in the open market

Forecast & Assumptions 14 ◦ We are positively positioned for loan growth, expecting both increased borrower demand and line utilization levels to return toward normal levels ◦ We expect the overall loan loss reserve as a percent of loan balances to continue to migrate toward pre-pandemic levels ◦ Core NIM has stabilized, with some slight downward pressure continuing from repricing in our available-for-sale securities portfolio ▪ We believe we are close to a bottom in our interest bearing deposit pricing at 13 basis points ▪ We believe the significant pressure on NIM seen the last year is largely behind us now ◦ Our diverse portfolio of fee revenue streams are expected to remain solid and will continue to provide strong support to total revenue ◦ Continue our disciplined approach to controlling costs, with total expense at similar levels seen in the past several quarters ◦ Opportunistic share repurchase activity to continue

Steven G. Bradshaw Chief Executive Officer

Question and Answer Session